PARENT GUARANTY

     This GUARANTY, dated as of March ____, 1995, made by RAYTHEON COMPANY, a Delaware corporation, ("Guarantor") in favor of PANDA-BRANDYWINE, L. P., a Delaware Limited partnership
    ("Owner").


                              RECITALS

     WHEREAS, Owner has entered into an Amended and Restated Turnkey Cogeneration Facility Agreement dated as of February _____, 1995 with Raytheon Engineers & Constructors, Inc., a Delaware corporation ("Contractor"), for the performance by Contractor of certain work and services in connection with the establishment of a cogeneration facility in Prince George's County, Maryland, (the ''Agreement"; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement );

              WHEREAS, Contractor is an indirect subsidiary of Guarantor;

              WHEREAS, Contractor has agreed to request Guarantor to guarantee its performance under the Agreement in lieu of Contractor providing a performance bond to assure its performance;

              WHEREAS, Owner has agreed to accept this Guaranty from Guarantor in lieu of such performance bond; and

              WHEREAS, Guarantor has agreed to guarantee the obligations of Contractor as described in this Guaranty.

              NOW, THEREFORE, in consideration of the mutual covenants arid premises contained herein, Owner and Guarantor agree as follows:

      SECTION 1. Guaranty. Guarantor hereby irrevocably and unconditionally guarantees the punctual performance of each and every obligation of Contractor under the Agreement (including, without limitation, under Sections 5.02, 5.04, 8.06 (b) and 9.01 thereof) and agrees that if for any reason whatsoever Contractor shall fail or be unable duly, punctually and fully to perform any such obligation under the Agreement, Guarantor shall forthwith perform each and every such obligation, or cause each such obligation to be performed, without regard to any exercise or nonexercise by Owner of any right, remedy, power or privilege under or in respect of the Agreement against Contractor. Guarantor's obligations shall be subject to Owner providing Guarantor written notice (unless the giving of such notice is prevented by applicable law or court order of any default of Contractor in performing any obligation f or which Owner i s seeking Guarantor's guaranty. Guarantor shall cure such default within 15 business days after receipt by Guarantor of written notice thereof specifying the nature of such default. Should a default that cannot be cured by the payment of money reasonably require more than 15 business days to cure, Guarantor shall commence to cure such default and diligently prosecute such cure to completion. In addition, Guarantor agrees to reimburse Owner on demand for any and all expenses (including counsel fees and expenses) reasonably incurred by Owner in enforcing or attempting to enforce any rights under this Guaranty.

       SECTION 2. Guaranty Absolute. The liability of
Guarantor under this Guaranty with respect to the guaranteed obligations shall be absolute and unconditional, irrespective of:

       (a) any lack of validity or enforceability of the Agreement or any other agreement or instrument relating thereto; provided, that this clause shall not ever have the effect of increasing the liability of the Guarantor beyond the obligations of the Contractor set forth in the Agreement, assuming, for purposes of establishing Guarantor's liability hereunder, that such obligations are valid and enforceable obligations of Contractor;

       (b) any amendment to, waiver of or consent to departure from, or failure to exercise any right, remedy, power or privilege under or in respect of, the Agreement, unless Owner, and any assignee of Owner pursuant to Section ll hereof, shall expressly agree otherwise in writing, and then only to the extent that such liability is released in such written agreement;

       (c) any exchange, release or nonperfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guaranty of or security for the performance of all any of the obligations of Contractor under the Agreement;

       (d) the insolvency of Contractor or any other guarantor or any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, arrangement, dissolution or liquidation of Contractor or any other guarantor or any defense which Contractor or any other guarantor may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding;

       (e) any change in ownership of Contractor or any change, whether direct or indirect, in Guarantor's relationship to Contractor, including, without limitation, any such change by reason of any merger or any sale, transfer, issuance, or other disposition of any stock of Contractor, Guarantor or any other entity; and

       (f) any other circumstance of a similar or different nature that might otherwise constitute a defense available to Guarantor as a guarantor.

           Except as provided above in this Section 2, in no event shall the obligations of Guarantor hereunder exceed the obligations Guarantor would have had if it were itself a party to the Agreement, and Guarantor shall have all rights and defenses of "Contractor" under the terms of the Agreement.
     This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time any payment made, or any part thereof, to Owner by Contractor under the Agreement or by Guarantor hereunder is ordered rescinded or must otherwise be returned by Owner to Contractor or its representative for any reason, including, without limitation, upon the insolvency, bankruptcy, reorganization, dissolution or liquidation of Contractor or otherwise, all as though such payment had not been made.

     SECTION 3. Waiver. Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to this Guaranty and any requirement that the Owner exhaust any right or take any action against or with respect to Contractor or any other person or entity or any property.

     SECTION 4. Consent to Jurisdiction: Waiver of
Immunities. (a) Guarantor hereby irrevocably submits to the jurisdiction of any State or Federal court sitting in the State of New York, United States of America in any action or proceeding arising out of or relating to this Guaranty, and the Guarantor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such State or Federal court. Guarantor hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. Guarantor hereby irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to Guarantor at its address specified in Section 9 hereof . Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner permitted by law.

      (b) Nothing in this Section shall affect the right of Owner to serve legal process in any other manner permitted by law or affect the right of Owner to bring any action or proceeding against Guarantor or its property in the courts of any other jurisdiction.

      (c) To the extent that Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, Guarantor hereby irrevocably waives such immunity in respect of its obligations under this Guaranty.

      SECTION 5. Representations. Guarantor hereby represents as follows:

      (a) Guarantor (i) is a duly organized and validly existing corporation in good standing under the Laws of Delaware, and (ii) has the corporate power and authority to own its property and to transact the business in which it is engaged:

      (b) Guarantor has the corporate power to execute, deliver and carry out the terms and provisions of this Guaranty and has taken all necessary corporate action to authorize the execution, delivery and performance of this Guaranty. This Guaranty has been duly executed and delivered by Guarantor and constitutes the legal, valid and binding obligation of Guarantor enforceable against it in accordance with its terms:

     (c) Neither the execution, delivery or performance by Guarantor of this Guaranty nor the consummation of the transactions herein contemplated, nor compliance with the terms and provisions hereof will (i) violate any provision of the charter, by-laws or like organization documents of Guarantor; or (ii) in any manner that would have a material adverse effect on the Guarantor or on its ability to perform its obligations hereunder, contravene any applicable provision of any law, statute, rule, regulation, order, writ, in junction or decree of any court or governmental instrumentality or authority or requires the authorization or approval of or any filing with any such instrumentality or authority or (iii) will conflict or be inconsistent with, or result in any breach-of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose] any lien upon or assignment of any of the property or assets of Guarantor pursuant to the terms of any agreement or other instrument to which Guarantor is a party or by which it or any of its property or assets is bound or to which it is subject; and

      (d) There are no actions, suits or proceedings pending or, to the best of the knowledge of Guarantor (without having made any independent inquiry in respect thereof) , threatened against or affecting Guarantor before any court or before any governmental or administrative body or agency of which there is a likelihood that the outcome will materially and adversely affect its ability to perform its obligations hereunder.

     SECTION 6. No Subornation. Notwithstanding any payment or payments made by Guarantor hereunder or any set-off or application of funds of Guarantor by Owner, Guarantor shall not, until all of Contractor's obligations under the Agreement (including Warranty obligations) shall have been fulfilled, (a) be entitled to be subrogated to any of the rights of Owner against Contractor or any other guarantor or in any collateral security or guaranty or right of offset held by Owner for the performance and payment of all of the obligations of Contractor under the Agreement, or
(b) seek any reimbursement or contribution from Contractor or any other guarantor in respect of any payment, set-off or application of funds made by Guarantor hereunder.

     SECTION 7.  No Petition.   Guarantor shall not,
without the prior consent of Owner, (i) voluntarily commence, or join with or solicit any other person or entity in commencing, any case or other proceeding seeking liquidation, reorganization or other relief with respect to Contractor or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of Contractor, or (ii) authorize or permit Contractor to (A) confluence any such proceeding, or (B) consent to any such relief or to the appointment of any such case or proceeding.

     SECTION 8. Amendments. No amendment or waiver of any provision of this Guaranty nor consent t o any departure by Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by Owner (including any Person becoming an "Owner" hereunder pursuant to Section
11), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose of which given.

     SECTI0N 9. Addresses for Notices. All notices and other communication provided for hereunder shall be writing and, if to Guarantor, mailed or communicated by facsimile or delivered to it, addressed to:

                          Raytheon Company
                          l41 Spring Street
                          Lexington, Massachusetts 02173

                          Attention:   General Counsel

if to Owner, mailed or delivered to it, addressed to it at its address specified in the Agreement (and as to any Person becoming an "Owner" hereunder pursuant to Section 11, at such address as shall be specified by such Person), or as to each party at such other address as shall be designated by such party in a written notice to the other party. All such notices and other communications shall, when mailed or communicated by facsimile transmission, respectively, be effective when deposited in the mails addressed as aforesaid or when such facsimile transmission is confirmed.

     SECTION 10. No Waiver; Remedies. No failure on the part of Owner to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise thereof or the exercise of any other right operate as a waiver thereof. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law.

     SECTION 11. Continuing Guaranty; Assignments. This Guaranty shall be construed as a continuing, absolute and unconditional Guaranty of performance, and, except as specifically provided in
Section 1 hereof, the obligations of Guarantor hereunder shall not be conditioned or contingent upon the pursuit by Owner at any time of any right or remedy against Contractor or against any other person or entity which may be or become liable in respect of all or any part of the obligations of Contractor under the Agreement or against any collateral security or guaranty therefor. This Guaranty shall (i) remain in full force and effect until satisfaction in full of all Contractor's obligations under the Agreement, (ii) be binding upon Guarantor and its successors and ( iii ) inure to the benefit of and be enforceable by Owner and its successors, transferees and assigns. Except as may be necessary to fulfill its obligations hereunder in a timely manner, and with the consent of Owner, not to be unreasonably withheld or delayed, Guarantor shall have no right, power or authority to delegate a1 or any of its obligations hereunder; provided that upon any such delegation permitted hereunder, Guarantor shall nevertheless remain liable for the performance of any obligations so delegated. Guarantor hereby expressly agrees that Owner may assign all or any of its rights hereunder without Guarantor's approval to any person or entity to which it has assigned its rights under the Agreement (including, without limitation, the Construction Lender referred to in the Agreement and/or any security agent acting on its behalf) and that any such assignee of Owner may similarly further assign such rights assigned to it. Owner or any such assignee shall notify Guarantor in writing of each such assignment (other than to Construction Lender and/or any security agent acting on its behalf) made pursuant to this Section 11. In the event of any such assignment, references herein to ''Owner" shall be deemed to include references to the relevant assignee. Guarantor shall not be obligated to render performance under this Guaranty to any person other than Owner unless Guarantor shall have first received notice of the assignment of this Guaranty by Owner to such person.

     SECTION 12. Waiver of Jury Trial. Guarantor hereby irrevocably and unconditionally waives any and all right to trial by jury in any action, suit or counterclaim arising in connection with this Guaranty.

     SECTION 13. Governing Law. This Guaranty shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

     SECTION 14. Severabilitv. If any provision hereof is invalid or unenforceable in any jurisdiction, the other provisions hereof shall remain in full force and effect in such jurisdiction and the remaining provisions hereof shall be construed in order to carry out the provisions hereof. The invalidity or unenforceability of any provision of this Guaranty in any jurisdiction shall not affect the validity or enforceability of any such provision in any other jurisdiction.

     SECTION 15. Miscellaneous. Any suit under this
Guaranty must be instituted within two years of the date of Final Acceptance. No right or action shall accrue hereunder to or for the use or benefit of any Person other than the Owner, Construction Lender (any security agent acting on its behalf) and their respective successors and assigns, but only then to the extent and in the manner permitted hereby.

     This Guaranty No. l787 supersedes and replaces Guarantor's
Guaranty No. 1613 dated as of December 2, 1993 between Guarantor and Owner, as amended on May 18, 1994.

     IN WITNESS WHEREOF, Guarantor has caused this
Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                   RAYTHEON COMPANY


                                   By_____________________

                                   Name:  Max E. Bleck
                                   Title: President